Exhibit (10) (u)

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO PURCHASE AGREEMENT is entered into as of the 26th day of April, 2001, by and between STEVENS HOTEL GROUP, LLC an Ohio limited liability company ("Stevens") and FRISCH’S RESTAURANTS, INC., an Ohio corporation ("Frisch’s" and with Stevens collectively the "Parties").

WITNESSETH:

     WHEREAS, Stevens and Frisch’s are parties to a certain Purchase Agreement dated February 26, 2001 ("Agreement"), pursuant to which Stevens has agreed to purchase substantially all of the assets owned by Frisch’s and used in its lodging and banquet service business operating from a facility located at 4747 Montgomery Road, Cincinnati, Ohio 45212 in accordance with the terms and conditions contained therein; and

     WHEREAS, the Parties now desire make certain amendments to the Agreement.

     NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1.      Defined terms. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     2.      Closing. Section 1.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

     "1.7 Closing. The sale and purchase of the Purchased Assets shall take place at a closing ("Closing") held by the exchange of documents by mail or other delivery services or at the offices of Keating, Muething & Klekamp, P.L.L. at 10:00 a.m. E.S.T. on May 17, 2001 ("Outside Closing Date") unless the Purchaser and Seller mutually agree upon a later date. The date on which Closing occurs is referenced to as the "Closing Date". Closing shall be effective at 12:01 a.m. EST on the Closing Date. Upon agreement of the parties, Closing may be effectuated by the exchange of documents using overnight courier or other document delivery services."

     3.      No Other Changes. Except as otherwise expressly provided by this Amendment No. 1 to Purchase Agreement, all of the terms, conditions and provisions of the Agreement remain unaltered and in full force and effect. The Agreement and this Amendment No. 1 to Purchase Agreement shall be read and construed as one agreement.

     4.      Conflict with Agreement. If any of the terms of this Amendment No. 1 to Purchase Agreement shall conflict in any respect with any of the terms of the Agreement, the terms of this Amendment No. 1 shall be controlling.

Exhibit (10) (u)

     5.      Counterparts. This Amendment No. 1 to Purchase Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

PURCHASER:
STEVENS HOTEL GROUP, LLC

By: /s/ Steven W. Mullinger

Name:
Title:

SELLER:
FRISCH’S RESTAURANTS, INC.

By: /s/ Ken C. Hull

Name:
Title:

Exhibit (10) (u)

AMENDMENT NO. 2 TO PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 TO PURCHASE AGREEMENT is entered into as of the 15th day of May, 2001, by and between STEVENS HOTEL GROUP, LLC an Ohio limited liability company ("Stevens") and FRISCH’S RESTAURANTS, INC., an Ohio corporation ("Frisch’s" and with Stevens collectively the "Parties").

WITNESSETH:

     WHEREAS, Stevens and Frisch’s are parties to a certain Purchase Agreement dated February 26, 2001, as amended by a certain Amendment No. 1 to Purchase Agreement dated April 26, 2001 ("Agreement"), pursuant to which Stevens has agreed to purchase substantially all of the assets owned by Frisch’s and used in its lodging and banquet service business operating from a facility located at 4747 Montgomery Road, Cincinnati, Ohio 45212 in accordance with the terms and conditions contained therein; and

     WHEREAS, the Parties now desire make certain amendments to the Agreement.

     NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1.      Defined terms. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     2.      Sale and Purchase. Section 1.1(g) of the Agreement is hereby amended and restated in its entirety to read as follows:

     "(g) The parcel of land commonly known as 4747 Montgomery Road, Norwood, Hamilton County, Ohio containing approximately 3.879 acres of land, as more particularly described in Schedule 1.1(g), together with all structures, improvements and fixtures located thereon, and together with all hereditaments, appurtenances, easements, and other rights and privileges appurtenant to thereto, including all transferable permits and licenses (collectively, the "Real Property");."

     3.      Notices. Section 10.11(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

" (a) If to Purchaser:

Norwood Hotels, LLC 4747 Montgomery Road Cincinnati, Ohio 45212 Attention: Steven W. Mullinger

Exhibit (10) (u)

With a copy to:

Keating, Muething & Klekamp, P.L.L. 1400 Provident Tower One East Fourth Street Cincinnati, Ohio 45202 Attention: Stephen M. Sager, Esq. "

     4.      No Other Changes. Except as otherwise expressly provided by this Amendment No. 2 to Purchase Agreement, all of the terms, conditions and provisions of the Agreement remain unaltered and in full force and effect. The Agreement and this Amendment No. 2 to Purchase Agreement shall be read and construed as one agreement.

     5.      Conflict with Agreement. If any of the terms of this Amendment No. 1 to Purchase Agreement shall conflict in any respect with any of the terms of the Agreement, the terms of this Amendment No. 2 shall be controlling.

     6.      Counterparts. This Amendment No. 2 to Purchase Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

PURCHASER:
STEVENS HOTEL GROUP, LLC

By: /s/ Steven W. Mullinger

Name:
Title:

SELLER:
FRISCH’S RESTAURANTS, INC.

By: /s/ Ken C. Hull

Name: Ken C. Hull
Title: V.P.